UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Lightlake Therapeutics Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

LIGHTLAKE THERAPEUTICS INC.

Annual Meeting of Stockholders

OCTOBER 14, 2014

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
To Be Held on October 14, 2014

LIGHTLAKE THERAPEUTICS INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Dr. Roger Crystal, with full power of substitution, as proxy to represent and vote all shares of Common Stock, of Lightlake Therapeutics Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on October 14, 2014, at 7:00 p.m. BST at 96-98 Baker Street, First Floor, London England W1U 6TJ, upon matters set forth in the Notice of 2014 Annual Meeting of Stockholders and Proxy Statement, a copy of which has been received by the undersigned. Each share of Common Stock is entitled to one vote. The proxy is further authorized to vote, in his discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the authority to file an amendment to the Company’s Articles of Incorporation to increase the number of the authorized shares of Common Stock from 200,000,000 to 1,000,000,000 in the sole discretion of the Board of Directors (the “Board”), FOR the authority to file an amendment to the Company’s Articles of Incorporation to effect reverse stock splits of the outstanding shares of the Company’s Common Stock, at a reverse stock split ratio of up to 1 for 100, as determined by the Board in its sole discretion, VOTE IN FAVOR OF ALL the nominees identified, FOR the advisory vote to approve the compensation of the named executive officers, THREE YEARS for the advisory vote to determine the frequency of future advisory votes on the compensation of the named executive officers, FOR the proposal ratifying the appointment of MaloneBailey, LLP and, in the case of other matters that legally come before the meeting, as said proxy may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on October 14, 2014 at 7:00 p.m. (BST).   ☐

(Continued and to be signed on Reverse Side)

VOTE ON INTERNET
Go to www.vstocktransfer.com/proxy
and log-on using the below control number.

CONTROL#

VOTE BY MAIL
Mark, sign, and date your proxy card and
return it in the envelope we have provided.

VOTE IN PERSON
If you would like to vote in person, please
attend the Annual Meeting to be held at
96-98 Baker Street, First Floor, London, England
W1U 6TJ on October 14, 2014, at 7:00 p.m. BST.

VOTE BY FASCIMILE
Mark, sign, and date your proxy card and
send to (646)536-3179.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope

Annual Meeting Proxy Card - Common Stock

▼  DETACH PROXY CARD HERE TO VOTE BY MAIL  ▼

(1)	Authority to file an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 200,000,000 to 1,000,000,000.

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
(2)	Authority to file an amendment to the Company’s Articles of Incorporation to effect reverse stock splits of the outstanding shares of the Company’s common stock at a rate of up to 1 for 100, as determined by the Board of Directors (the “Board”) in its sole discretion.

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
(3)	To elect Dr. Michael Sinclair as a member of the Board to hold office until the 2014 annual meeting of stockholders or until his respective successor has been duly elected and qualified.

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
(4)	To elect Dr. Roger Crystal as a member of the Board to hold office until the 2014 annual meeting of stockholders or until his respective successor has been duly elected and qualified.

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
(5)	To elect Mr. Kevin Pollack as a member of the Board to hold office until the 2014 annual meeting of stockholders or until his respective successor has been duly elected and qualified.

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
(6)	To elect Mr. Geoffrey Wolf as a member of the Board to hold office until the 2014 annual meeting of stockholders or until his respective successor has been duly elected and qualified.

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
(7)	To hold an advisory vote to approve compensation of the named executive officers.

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
(8)	To hold an advisory vote to determine the frequency of future advisory votes on executive compensation.

☐ ONE YEAR	☐ TWO YEARS	☐ THREE YEARS
(9)	To ratify the appointment of MaloneBailey, LLP as the independent registered public accounting firm.

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

Date	Signature	Signature, if held jointly